WHERE THERE’S A WSFS, THERE’S A WAY. 1 Exhibit 99.1 Investor Overview May 2025 WSFS Financial Corporation

Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including difficult market conditions and unfavorable economic trends in the United States generally and in financial markets, particularly in the markets in which the Company operates and in which its loans are concentrated, including potential recessionary and other unfavorable conditions and trends related to housing markets, costs of living, unemployment levels, interest rates, supply chain issues, inflation, economic growth, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Form 10-K for the year ended December 31, 2024, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non-GAAP measures to their comparable GAAP measures, see the Appendix. 2

Why Invest in WSFS?

WSFS Financial Corporation

Focused on long-term sustainable top-quintile financial performance

1 Achieving consistent high performance:

- Core ROA ranked 78th percentile in 2022, 80th in 2023, and 75th in 2024 vs. KRX Peers[1,2]
- Total shareholder return of 17.1% in 2024 vs. 13.2% for the KRX Index
- Returned ~60% of earnings on average since 2019 through buybacks and dividends

2 Highly attractive market position[3,4]:

- Ranked 6th in deposits for the 5th largest MSA by deposits
- Uniquely positioned between national/super-regional banks with fragmented market share and smaller banks

3 Differentiated fee revenue:

- Fee revenue accounted for 33% of total revenue in 2024
  - Key fee revenue drivers include Wealth & Trust, Cash Connect®, Capital Markets, and Banking
- 14% compounded annual fee growth since 2022

4 Significant Wealth and Trust franchise:

- Contributed 13% of total revenue in 2024
- Comprised of Private Wealth Management, Institutional Services, and Personal Trust; most fees come from non-AUM sources
- 18% compounded annual AUA/AUM growth since 2022

5 Diverse client base:

- C&I loans (including owner-occupied) composed 46% of commercial loans and 35% of gross loans as of 4Q24
- >50% of client deposits generated outside of Consumer
- Consistently averaging ~30% noninterest deposits

6 Strong balance sheet:

- Capital ratios significantly above "well-capitalized" including the impact of effective AOCI[2]
- Baa2 issuer rating from Moody's and A- senior unsecured debt rating from Kroll

[1] S&P Global; KBW Nasdaq Regional Banking Index (KRX) peer group pulled as of February 1, 2025. 2022 Core ROA is adjusted to exclude initial ACL provision recorded in connection with the combination of Bryn Mawr Trust.
[2] This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[3] U.S. Census Bureau (2024), American Community Survey 1-Year Estimates
[4] FDIC and S&P Global. Data excludes credit unions and non-traditional banks; as of June 30, 2024. Also excludes TD Bank's 2035 Limestone Rd Wilmington, DE location

3

Consistently delivering top-tier performance versus peers while growing the franchise 4 Franchise Growth & Performance $7.2 $12.3 $14.3 $15.8 $19.9 $20.6 $20.880% 80% 27% 92% 78%3 80% 75% 0% 20% 40% 60% 80% 100% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2018 2019 2020 2021 2022 2023 2024 Bi llio ns Total Assets Core ROA Rank 1 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2 S&P Global; data for KBW Nasdaq Regional Banking Index (KRX) peers pulled as of Feb 1, 2025. WSFS was added to the KRX in late 2021, so full-year results prior to 2022 reflect our relative ranking based on current KRX composition. 3 2022 Core ROA is adjusted to exclude the $23.5 million, or 9bps impact, of initial ACL provision recorded in connection with the combination of Bryn Mawr Trust Note: GAAP ROA is the following: 2022 – 1.09%, 2023 – 1.33%, and 2024 – 1.27% Beneficial Bancorp Acquisition Bryn Mawr Trust Acquisition 1,2

5 Performance Highlights 1 S&P Global; data for KBW Nasdaq Regional Banking Index (KRX) peers pulled as of February 1, 2025 2 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. NIM Core Fee Revenue % Core Efficiency % CET1 Ratio Ending ACL % Core ROA % Core ROTCE Loans/Deposits FY24 WSFS Performance vs. KRX1 Across Key Metrics 90% 90% 90% 75% 80% 75% 31% 79% FY24 Earnings Reported ROA: 1.27% Core ROA: 1.26%2 Reported EPS: $4.41 Core EPS of $4.392 Reported ROTCE: 17.91%2 Core ROTCE: 17.83%2 Reported Fees: $340.9mm; up 18% compared to 2023

Uniquely Positioned in Our Market

WSFS Financial Corporation

Largest locally headquartered bank and wealth franchise in the Greater Philadelphia and Delaware region

Centrally located in the MA-NY-PA-MD/DC corridor

#1 mega-region globally by economic output

Top 10 MSA with over 6 million people and 2.5 million households[2]

7th
Largest MSA labor force[3]

- One of nation's leading regions for academia and academic research; over 100 colleges and universities
- Diverse, established, and growing industries led by healthcare, biotech, and logistics; Top 15 tech labor force[4]

5th
Largest MSA by deposits[1]

- Positioned between national/super-regional banks with fragmented market share and smaller community banks
- PA-NJ-DE have ~1 million households with over $1 million in investable assets[5]

Philadelphia-Wilmington-Camden MSA[1]

2024 Rank		Net Deposits (millions)	Market Share %
1	Wells Fargo	$33,801	14.6%
2	TD	$32,791	14.2%
3	PNC	$27,787	12.0%
4	BofA	$25,125	10.9%
5	Citizens	$24,891	10.8%
6	**WSFS Bank**	**$14,913**	**6.4%**
7	M&T	$14,588	6.3%
8	Fulton	$8,267	3.6%
9	Santander	$7,280	3.1%
10	Univest	$5,491	2.4%
	70 Remaining	*$36,606*	*15.8%*

[1] FDIC and S&P Global. Data excludes estimated brokered deposits, credit unions, and non-traditional banks; as of June 30, 2024. Also excludes TD Bank's 2035 Limestone Rd Wilmington, DE location. Brokered deposits estimated based on percentage of parent deposits within MSA.
[2] Philadelphia-Wilmington-Camden MSA. U.S. Census Bureau (2024), American Community Survey 1-Year Estimates
[3] Bureau of Labor Statistics and ESRI (2023)
[4] CBRE (2022)
[5] Phoenix Marketing International

6

7 Core Fee Revenue Trends1,2 1 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 Tax-equivalent basis 3 Banking includes deposit service charges, SBA loan sales, loan and lease fees, credit and debit revenue, capital markets, mortgage, and other banking related fees 32% core fee revenue ratio in 2024; double-digit annual fee growth since 2022 $67 $66 $78 $75 $76 $68 $73 $51 $51 $41 $43 $56 $82 $115 $41 $44 $50 $63 $125 $133 $148 $138 $162 $169 $181 $257 $283 $336 $0 $50 $100 $150 $200 $250 $300 $350 $400 2018 2019 2020 2021 2022 2023 2024 M illi on s Banking Cash Connect Wealth and Trust 22’-24’ Total CAGR: +14% 3 ®

Local Knowledge Combined with National Scale

Relationship-based banking generates high margins, resilient deposits, and fee opportunities

Significant fee revenue is a key differentiator and serves as a growth engine for the franchise and banking products

Commercial Banking

Loans: $8.7 billion | *Deposits: $4.2 billion*

- C&I, CRE, and Construction lending
- Treasury Management
- Capital Markets

Consumer Banking

Loans: $3.1 billion | *Deposits: $8.3 billion*

- 88 branches & 567 ATMs
- Home Lending & Consumer loans
- Built-in referral network

Private Wealth Management

2024 Fees: $63.2 million | *AUA/AUM[1]: $11.2 billion*

- Financial planning
- Family office services
- Succession and estate planning
- Investment management
- Charitable/foundation strategies

Bryn Mawr Trust of Delaware

2024 Fees: $26.8 million | *AUA/AUM[1]: $50.5 billion*

- Personal trust
- Unique assets
- Investment management
- Business transactions

Small Business Banking

Loans: $0.8 billion | *Deposits: $2.0 billion*

- C&I and CRE lending
- SBA lending

NewLane Finance®

Leases: $0.6 billion

- Equipment financing
- Focus on small ticket leasing

Institutional Services

2024 Fees: $58.5 million | *AUA[1]: $27.8 billion*

- Trustee and agent services on asset securitizations and debt issuances
- Custody/escrow services
- Default/bankruptcy trustee

Cash Connect®

2024 Fees: $114.5 million | *Total Units: 39,141*

- Logistics services (bailment, armored carrier, and currency)
- Cash services (ATM/smart safes, reconciliation, and forecasting)

[1] AUA represents Assets Under Administration and AUM represents Assets Under Management; AUM includes certain flat-fee assets
Note: Information is as of December 31, 2024; unless otherwise stated

8

Focused on Relationship-Banking

Commercial Banking			Small Business Banking		Consumer Banking	
C&I Banking	Commercial Real Estate	Corporate Banking	Business Banking	SBA Lending	Consumer Banking	Home Lending

Deep market experience with a full suite of capabilities

80+ dedicated relationship managers with knowledge of local economy and industries

Averaging 20+ years of experience, including many with larger banks

Capabilities in **treasury management**, **capital markets**, and cash logistics

- Capturing ~50% deposit-to-loan ratio
- Dedicated teams focused on healthcare and multi-cultural businesses



66%
Total loans
C&I3
CRE
Construction

- Average balance of >$45K per deposit account highlights relationship strength



6%
Total loans
C&I3
CRE

- **88 Branches and 567 ATMs**
  - $95 million in deposits per branch[1]
  - Relationship NPS score of 73.0[2]
  - 235K households
- Newly combined Home Lending team offers customized 1st and 2nd mortgage solutions with nationwide capabilities and expertise
- Credit cards, Installment/personal, and student loans



23%
Total loans
Banking
Mortgage
Spring EQ
Lendkey
Upstart

[1] Consumer Banking client deposits
[2] Medallia; as of December 31, 2024. Net promotor score (NPS) is a client loyalty and satisfaction measurement
[3] Includes owner-occupied
Note: Information is as of December 31, 2024; unless otherwise stated

9

$24.2 $34.6 $64.5 $78.1 $89.4 $0 $20 $40 $60 $80 $100 $120 2020 2021 2022 2023 2024 Bi llio ns AUA AUM AUA and AUM Trend 10 Wealth and Trust: Overview Premier full-service national Wealth and Trust franchise • Diversified Fee Revenue: • $148.1 million in 2024, up 12% as compared to 20232 • 62% of 2024 fees came from outside of AUM-based services • Relationship and Client Growth: • ~15,000 Advisory Relationships; ~1,500 Institutional Clients • Exceptional Service: • Wealth NPS score of 79.63; leveraging Bryn Mawr Trust® brand 5th largest wealth business amongst full-service banks under $100 billion in assets1 1 S&P Global; banks and thrifts with greater than $15 million annualized revenue generated from TTM (trailing twelve-month) fiduciary activities and between $5B to $100B in assets; data as of Feb 1, 2025 2 Excludes intercompany allocations 3 Medallia; as of December 31, 2024 Note: Information is as of December 31, 2024; unless otherwise stated Transaction- based, 21% Account- based, 40% AUM-based, 38% Private Banking, 1% 2024 Fee Composition2 22’-24’ CAGR: +18% $49.5 $63.4 $124.8 $132.5 $148.1 $0 $30 $60 $90 $120 $150 $180 2020 2021 2022 2023 2024 M illi on s Fee Revenue Trend2 22’-24’ CAGR: +9%

3,390 6,547 0 2,000 4,000 6,000 8,000 4Q22 4Q23 4Q24 Personal Trust Relationship and Account Growth Relationships Accounts 11 Wealth and Trust: Private Wealth and Personal Trust Private Wealth Management (PWM) 2024 Fee Revenue: $63.2 million Bryn Mawr Trust of Delaware 2024 Fee Revenue: $26.8 million Trustee and advisory services, financial planning, investment management, family office and traditional banking services to high-net- worth clients Personal trust and fiduciary services to advisors supporting individuals and families across the U.S. and internationally 2024 Highlights: • $90.0 million fee revenue; +8% compared to 2023 • $52.5 billion AUA and $9.2 billion AUM • Successfully referred ~$175 million of AUM internally • $0.9 billion Private Banking deposits Strategic Opportunities: • Under 5% penetration rate of wealthy clients in our footprint; representing significant growth opportunity • Expanding strategic partnerships alongside referral programs • Distribute trust services more broadly to wealth, legal, and tax advisors $52.5 $9.2 $90.0 $0 $20 $40 $60 $80 $100 $20 $30 $40 $50 $60 $70 2022 2023 2024 Fe e R ev en ue (M illi on s) AU A/ AU M (B illi on s) AUA/AUM and Fee Revenue AUA AUM Fee Revenue 22’-24’ Relationship CAGR: +11% Note: Information is as of December 31, 2024; unless otherwise stated

Trustees for U.S. ABS and MBS2 Issuance ($mm) Number of Deals Market Share % U.S. Bank 146,001$ 273 31.4% Citigroup 94,773$ 154 20.4% Wilmington Trust 64,167$ 155 13.8% Computershare 48,149$ 93 10.4% BNY Mellon 45,564$ 62 9.8% WSFS Bank 39,180$ 101 8.4% UMB Bank 20,224$ 41 4.4% Deutsche Bank 4,775$ 12 1.0% Others 1,600$ 2 0.3% 2024 Rank 12 Wealth and Trust: Institutional Services 2024 Highlights: • $58.5 million fee revenue; +18% compared to 20231 • $27.8 billion AUA; up 33% YoY • Over $1.4 billion in deposits • 4th most active U.S. ABS and MBS trustee2 by deal count • Most active in Debtor-in-Possession Financing3 by deal count Global Capital Markets (GCM) 2024 Fee Revenue: $14.8 million A non-conflicted/independent provider of indenture trustee and agency services. Clients are typically in the leveraged/ distressed debt market. • Bankruptcy and Restructuring • Escrow and Custody Services Corporate Trust (CT) 2024 Fee Revenue: $43.2 million Premier provider of trustee and agency services. Clients are typically loan originators/purchasers and investment banks. • Asset Securitizations • Warehouse Financing • Delaware Trustee • Escrow, Verification, and Custody Services Strategic Opportunities: • Growing at a double-digit revenue pace • Expanding opportunities in paying agent role and CLO market with Moody’s rating • Partnering with technology companies for paying and verification agent services $27.8 $58.5 $0 $10 $20 $30 $40 $50 $60 $70 $0 $5 $10 $15 $20 $25 $30 $35 $40 2022 2023 2024 Fe e R ev en ue (M illi on s) AU A (B illi on s) AUA and Fee Revenue AUA Fee Revenue 1 Includes special purpose entity (SPE) revenue 2 2024 Asset-Backed Alert; activity based on number of deals completed in the year 3 December 2024 Turnarounds & Workouts Note: Information is as of December 31, 2024; unless otherwise stated 22’-24’ Fee CAGR:+18%

13 Cash Connect® Cash Supported ~$1.6 billion cash managed • Oldest and largest vault cash provider in the ATM industry ATMs ~28,600 non-bank and 567 WSFS • WSFS has significant network in footprint • Support >70 Independent Operators Smart Safes ~10,000 smart safes (~2,000 clients) • +1,247 smart safes or +14% YoY Managed Services Armored Carrier Management: • ~8,000 units Cash Reconcilement & Forecasting: • ~800 reconcilement units • ~4,500 forecasting units Loss Protection Fees: • ~13,300 units 2024 fee revenue of $114.5 million; up 39% compared to 2023 29.1 10.0 0 10 20 30 40 50 2022 2023 2024 Th ou sa nd s Total Units Managed ATMs Smart Safes Leading National Provider of Cash Logistics and Services Bailment, 60% Smart Safes, 9% Armored Services, 18% Other, 13% 2024 Fee Composition Strategic Opportunities: • Grow profit margin by leveraging pricing and network optimization opportunities • Annual double-digit growth in smart safe units • Streamline processes and improve Client experience while maintaining focus on risk management Note: Information is as of December 31, 2024; unless otherwise stated

Strategic Opportunities: • Building out the sales team to support growth in alignment with the credit risk environment • Focus on industries widely considered essentialSmall Ticket Equipment Financing (Leasing) • Market Opportunity: • $100+ billion segment with over 100,000 equipment dealers • Over 33 million small businesses nationwide • ~30,000 small business clients; <1% market penetration in the space • Granular with High-Yields and Collateral: • 9.3% 4Q24 origination yield • ~$34,000 average deal size • Asset Quality: • FY24 NCO: 2.68% of portfolio • FY24 Reserve: 2.47% of portfolio • FY24 DLQ: 1.39% of portfolio 14 NewLane Finance® 30.0 0 5 10 15 20 25 30 35 2022 2023 2024 Th ou sa nd s NewLane Clients2 $618 $0 $100 $200 $300 $400 $500 $600 $700 2022 2023 2024 M ill io ns NewLane Lease Balances1,2 Leases of $618mm; up 8% compared to 4Q231 1 NewLane lease balances excludes acquired portfolios 2 As of 12/31 for each year Note: Information is as of December 31, 2024; unless otherwise stated 22’-24’ CAGR: +15% 22’-24’ CAGR: +15%

15 Capital as presented in 1Q 2025 Supplement All capital ratios remain above “well-capitalized”; tangible book value impacted by AOCI 1 Effective AOCI ($648.6mm) includes AFS and unrecognized fair value of HTM as of March 31, 2025; reported AOCI of ($549.5mm) 2 Capital ratios reflect corporate-level metrics 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 10.76% 10.47% 12.67% 8.63% 3.34% 0.70% 3.22% 1.90% 14.10% 11.17% 15.89% 10.53% 0% 4% 8% 12% 16% CET1 Leverage TRBC TCE Effective AOCI Well-capitalized Reported 1Q25 Capital Ratios including Effective AOCI Impact1,2 • Effective AOCI represents the impact of a full liquidation of the investment portfolio • TCE of 10.53% when considering Effective AOCI ($9.52) $29.25 ($20) ($10) $0 $10 $20 $30 $40 1Q21 3Q21 1Q22 3Q22 1Q23 3Q23 1Q24 3Q24 1Q25 TBV and AOCI per Share AOCI/share TBV/share • Tangible book value (TBV) of $29.25 per share includes a negative impact of $9.52 per share related to Reported AOCI1 • 19% YoY growth in TBV 3 2,33

Medium-Term Operating Level 12.22% 13.17% 13.81% 14.10% 0% 2% 4% 6% 8% 10% 12% 14% 2022 2023 2024 1Q25 16 Capital Return Framework as presented in 1Q 2025 Supplement Increased quarterly dividend and accelerated share repurchases in 1Q25 • 13% increase ($0.02) to quarterly dividend; now $0.17 per share • Additional share repurchase authorization of 10% of outstanding shares as of quarter-end, increasing repurchase authorization to 14% of outstanding shares • Capital philosophy to target CET11 of ~12% in medium-term, subject to macroeconomic environment, business performance, and investment opportunities Total Capital Returned to Shareholders 1 Capital ratios reflect corporate-level metrics CET1 Trend1 $36.7 $35.8 $8.8 $51.8 $95.4 $53.8 $88.5 $131.2 $62.6 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 2023 2024 1Q25 M illi on s Dividend Repurchases

17 Asset Quality Trends 1 Excludes the impact of PPP loans since October 2020 2 Includes delinquent non-accruing loans 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 0.92% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% FY 20 FY 21 FY 22 FY 23 FY 24 Delinquencies Govt. Guaranteed Student Loans 0.61% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% FY 20 FY 21 FY 22 FY 23 FY 24 0.27% 0.0% 0.2% 0.3% 0.5% 0.6% FY 20 FY 21 FY 22 FY 23 FY 24 21.40% 26.21% 10% 20% 30% 40% 50% FY 20 FY 21 FY 22 FY 23 FY 24 Classified Loans Problem Loans Delinquencies2 / Gross Loans1 Net Charge-Offs ex. Upstart3,4 / Gross Loans1 Problem & Classified Loans / Tier 1 + ACL1 NPAs / Total Assets1 Proactive and systematic approach to asset quality • Well-reserved with a 1.62% ACL coverage ratio when including estimated remaining credit marks3 • Diversified loan portfolios with 22 distinct concentration limits • CRE: 212% vs. 300% limit • CRE Multifamily: 70% vs. 90% limit • CRE Office: 32% vs. 40% limit • CRE portfolio with long-standing sponsors, low LTVs and recourse options 4 Ratio of annual net charge-offs to average annual gross loans; excludes Upstart net charge-offs Note: Information is as of December 31 each year; unless otherwise stated

Select 1Q 2025 Slides 18 Note: Information is from 1Q 2025; unless otherwise noted

Loan Portfolio Highlights

WSFS Financial Corporation

Commercial loans flat due to economic uncertainty and muted originations

EOP Loans - QoQ and YoY							
($ in millions)	Mar 2025	Dec 2024	Mar 2024	QoQ $ Growth	Annualized % Growth	YoY $ Growth	% Growth
C & I Loans[2]	$4,651	$4,652	$4,489	($1)	(0%)	$162	4%
Commercial Mortgages (CRE)	3,982	4,031	3,877	(49)	(5%)	105	3%
Construction Loans	869	832	1,056	37	18%	(187)	(18%)
Commercial Leases	636	648	634	(12)	(8%)	2	0%
Total Commercial Loans	**$10,138**	**$10,163**	**$10,056**	**($25)**	**(1%)**	**$82**	**1%**
Residential Mortgage (HFS/HFI)	992	992	888	0	0%	104	12%
Consumer Loans	2,033	2,086	2,066	(53)	(10%)	(33)	(2%)
Total Gross Loans	**$13,163**	**$13,241**	**$13,010**	**($78)**	**(2%)**	**$153**	**1%**

Commercial Portfolio: New Net Loan Fundings ($mm)[1]



$600
$400
$200
-
$(200)
$(400)
$(600)
$326
$364
$353
$330
$230
($241)
($285)
($254)
($441)
($278)
1Q24
2Q24
3Q24
4Q24
1Q25
New Loans Fundings
Paydown/Payoffs

- <u>Commercial:</u> Loans flat QoQ with lower originations as Clients postponed major investments due to the uncertain economic conditions
  - Line utilization of 38.1%, up from 36.5% last quarter mainly due to seasonality trends
  - 90-day weighted average pipeline remains stable at approximately $240mm
- <u>Consumer:</u> $66mm of continued runoff in the partnership portfolios, consistent with prior quarter; $15mm of growth within WSFS-originated loans

[1] Includes new loans, existing new funding, paydowns, payoffs, and prior Commercial runoff portfolios. Excludes reclasses, HFS, purchase accounting mark/unearned changes, and Commercial leases
[2] C&I loans includes owner-occupied real estate

19

20 Deposit Highlights Continued strong noninterest deposit balances (~30% of total) while driving repricing actions • $151mm (4% annualized) decrease in ending client deposits QoQ • Driven by seasonality and expected outflows in Trust, partially offset by growth in Consumer • $692mm (4%) increase in ending client deposits YoY, driven by growth within Consumer, Commercial, and Trust • 50% of average client deposits are coming from Commercial, Small Business, and Wealth and Trust Consumer 49% Commercial 25% Small Business 11% Trust 8% Wealth 6% Other 1% Average Customer Deposits By Business Line 11% 12% 13% 12% 12% 42% 41% 40% 40% 41% 17% 17% 17% 17% 17% 30% 30% 30% 31% 30% 0% 20% 40% 60% 80% 100% 1Q24 2Q24 3Q24 4Q24 1Q25 Noninterest Interest-bearing Savings/MM Time Average Total Customer Deposit Mix ($ in millions) Mar 2025 Dec 2024 Mar 2024 QoQ $ Growth Annualized % Growth YoY $ Growth % Growth Noninterest Demand $4,947 $4,988 $4,653 ($41) (3%) $294 6% Interest-bearing Demand 2,882 2,973 2,856 (91) (12%) 26 1% Savings 1,463 1,466 1,577 (3) (1%) (114) (7%) Money Market 5,487 5,472 5,206 15 1% 281 5% Total Core Deposits $14,779 $14,899 $14,292 ($120) (3%) $487 3% Customer Time Deposits 2,100 2,131 1,895 (31) (6%) 205 11% Total Customer Deposits $16,879 $17,030 $16,187 ($151) (4%) $692 4% EOP Deposits by Product - QoQ and YoY

21 Commercial Loan Composition1 Highly diversified C&I, Owner-Occupied, CRE, and Construction Portfolios 1 As defined by the North American Industry Classification System (NAICS) 2 Concentration limits are based on relationship exposure, and Tier-1 + ACL; as of March 31, 2025 3 Based on relationship’s outstanding balances C&I and Owner-Occupied $4.7 billion CRE and Construction $4.9 billion Hotels, 14% Other Services (except Public Admin), 11% Healthcare & Social Assistance, 9% Construction, 9% Manufacturing, 7% Real Estate Rental and Leasing, 5% Retail Trade, 7% Finance & Insurance, 9% Professional, Science & Tech., 5% Food Services, 5% Wholesale Trade, 3% Other, 16% Retail, 28% Residential Multifamily, 29% Office, 14% Flex, Warehouse, Self-Storage, General Industrial, 9% Residential 1-4, 11% Special Use & Other, 7% Medical Office, 2% • 22 distinct concentration limits2 • All in compliance • House limit of $100mm • No relationships > limit • 14 relationships over $50mm3 • <7% gross loans • CRE & Const./Tier 1 Capital + ACL: 198% • CRE & Const.: 36.9% of gross loans • Office: 5.1% of gross loans • Multifamily: 10.7% of gross loans • Construction: 6.6% of gross loans Concentration Statistics

22 CRE and Select Portfolios 1 Inclusive of Construction 2 Office portfolio excludes $100.1mm ($101.3mm exposure) of Medical Office 3 Central Business District 4 Based on outstanding balance $0.0 $0.1 $0.2 $0.3 $0.4 $0.5 $0.6 2025 2026 2027 2028 2029 Bi llio ns Volume of Maturing CRE Loans by Industry Office Multi-Family Industrial/Flex Retail Resi 1-4 Other CRE Portfolio: • Granular with an average loan balance of $1.2mm • ~81% of the portfolio effectively has a fixed rate (~35% of the portfolio fixed with ~71% of the variable rate portfolio swapped) • Continually reviewing $2.5mm+ loans maturing in the next 24 months • ~$65mm of loans maturing in 2025 and ~$105mm in 2026 have a DSCR below 1.05x in a 7.50% interest rate scenario; proactively addressing all maturing loans • $667mm with $686mm exposure2; 5.1% of gross loans • $1.8mm average loan balance • 77% Suburban and 23% Urban; 7% of Office is in CBD3 • 13 loans over $10mm; 2 loans >$20mm (largest ~$27mm)4 • Average LTV of ~58% at origination • 0.2% DLQ; 2.4% NCO5; 0% NPA; 11% problem loans • 83% with recourse Office Portfolio1 • $1.4bn with $1.8bn exposure; 10.7% of gross loans • $2.4mm average loan balance • 51% Suburban and 49% Urban; 6% of CRE Multifamily is in CBD3 • 13 loans over $20mm; largest loan ~$32mm4 • Average LTV of ~56% at origination • 2.3% DLQ; 0% NCO; 2.2% NPA; 8% problem loans • 87% with recourse Multifamily Portfolio1 10.4% 9.9% 11.3% 10.9% 13.5% Portfolio Maturity % 5 Entire NCO represents one C&I loan, in participation with another bank, to a fund that is invested in office properties predominantly in East Coast suburban markets

23 2025 Outlook as presented in 4Q 2024 Supplement 1 The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy Full-Year Core ROA1 Outlook of +/-1.25%; Continuing to deliver high-performance and growth Loan Growth Mid-single digit growth in Commercial Consumer flat due to Partnership portfolio runoff Deposit Growth Low-single digit growth Broad-based growth across our businesses Net Interest Margin +/-3.80% IB deposit beta of ~40% by year-end Fee Revenue Growth Mid-single digit growth Double-digit growth in Wealth & Trust Net Charge-offs 0.35% - 0.45% of average loans ~5bps related to Upstart Efficiency Ratio +/-60% Continued franchise investment Tax Rate Approximately 24% 2025 Core Outlook1 Assumes one 25bp rate cut in June and FY GDP of 2.6% in 2025

Appendix: Non-GAAP Information 24

25 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized/unrealized gains (losses) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expense, remeasurement of lease liability, and contribution to WSFS CARES Foundation; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized/unrealized gains (losses) on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude FDIC special assessment, corporate development and restructuring expenses, remeasurement of lease liability, and contribution to WSFS CARES Foundation; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Adjusted tangible assets is a non-GAAP measure that adjusts the tangible assets to include the impact of the liquidation of our investment securities portfolio; • Adjusted tangible common equity is a non-GAAP measure that adjusts tangible common equity to include the impact of the liquidation of our investment securities portfolio; • Tangible common equity to tangible assets ratio including effective AOCI is a non-GAAP measure that divides (i) adjusted tangible common equity by (ii) adjusted tangible assets; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Corp’s risk weighted assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted average assets is a non-GAAP measure that adjusts the Corp’s average assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to include effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets; • Ratio of annual net charge-offs excluding Upstart to average gross loans is a non-GAAP measure that adjusts the ratio of annual net charge-offs to average gross loans as determined in accordance with GAAP to exclude the impact of net charge-offs on our Upstart portfolio; and • Coverage ratio including the remaining credit marks is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios.

26 Non-GAAP Information For the year ended December 31, (dollars in thousands) 2024 2023 Net interest income (GAAP) $ 705,438 $ 725,103 Core net interest income (non-GAAP) $ 705,438 $ 725,103 Noninterest income (GAAP) $ 340,920 $ 289,871 Less: Unrealized gain on equity investments, net — 329 Less: Realized gain on sale of equity investment, net 2,309 9,493 Less/(plus): Visa derivative valuation adjustment 2,829 (2,460) Core fee revenue (non-GAAP) $ 335,782 $ 282,509 Core net revenue (non-GAAP) $ 1,041,220 $ 1,007,612 Core net revenue (non-GAAP) (tax-equivalent) $ 1,042,785 $ 1,009,427 Noninterest expense (GAAP) $ 637,689 $ 561,633 Less: FDIC special assessment 880 5,052 Less: Corporate development expense 473 3,931 Less/(plus): Restructuring expense 2,193 (230) Plus: Remeasurement of lease liability (112) — Less: Contribution to WSFS CARES Foundation — 2,000 Core noninterest expense (non-GAAP) $ 634,255 $ 550,880 Core efficiency ratio (non-GAAP) 60.8% 54.6 % Core fee revenue ratio (non-GAAP)(tax-equivalent) 32.2% 28.0 % For the year ended December 31, (dollars in thousands, except per share data) 2024 2023 GAAP net income attributable to WSFS $ 263,671 $ 269,156 Plus/(less): Pre-tax adjustments (1,704) 3,391 Plus: Tax adjustments: BOLI surrender — 7,056 (Plus)/less: Tax impact of pre-tax adjustments 485 (764) Adjusted net income (non-GAAP) attributable to WSFS $ 262,452 $ 278,839 For the year ended December 31, (dollars in thousands, except per share data) 2024 2023 Calculation of return on average tangible common equity: GAAP net income attributable to WSFS $ 263,671 $ 269,156 Plus: Tax effected amortization of intangible assets 11,893 11,724 Net tangible income (non-GAAP) $ 275,564 $ 280,880 Average stockholders' equity of WSFS $ 2,535,737 $ 2,300,467 Less: Average goodwill and intangible assets 996,899 1,008,128 Net average tangible common equity $ 1,538,838 $ 1,292,339 Return on average equity (GAAP) 10.40% 11.70 % Return on average tangible common equity (non-GAAP) 17.91% 21.73 % Calculation of core return on average tangible common equity: Adjusted net income (non-GAAP) attributable to WSFS $ 262,452 $ 278,839 Plus: Tax effected amortization of intangible assets 11,893 11,724 Core net tangible income (non-GAAP) $ 274,345 $ 290,563 Net average tangible common equity $ 1,538,838 $ 1,292,339 Core return on average tangible common equity (non-GAAP) 17.83% 22.48 % For the year ended December 31, (dollars in thousands, except per share data) 2024 2023 Earnings per share (diluted)(GAAP) $ 4.41 $ 4.40 Plus/(less): Pre-tax adjustments (0.03) 0.05 Plus: Tax adjustments: BOLI surrender — 0.12 (Plus)/less: Tax impact of pre-tax adjustments 0.01 (0.02) Core earnings per share (non-GAAP) $ 4.39 $ 4.55

Non-GAAP Information

WSFS Financial Corporation

(dollars in thousands)	For the year ended December 31, 2018	2019	2020	2021	2022	2023	**2024**
Noninterest income (as reported)	$ 162,541	$ 188,109	$ 201,025	$ 185,480	$ 260,134	$ 289,871	**$ 340,920**
Adj: Securities gains	(21)	(333)	(9,076)	(331)	—	—	**—**
Adj: Realized (gain) loss on sale of equity investment, net	(3,757)	—	(22,052)	706	—	(9,493)	**(2,309)**
Adj: Unrealized gain on equity investment, net	(20,745)	(26,175)	(761)	(5,141)	(5,980)	(329)	**—**
Adj. Visa B valuation adjustment	—	—	—	—	2,877	2,460	**(2,829)**
Core fee revenue (non-GAAP)	$ 138,018	$ 161,601	$ 169,136	$ 180,714	$ 257,031	$ 282,509	**$ 335,782**
Net Income (GAAP)	$ 134,743	$ 148,809	$ 114,774	$ 271,442	$ 222,375	$ 269,156	**$ 263,671**
Adj: Plus/(less) core (after-tax)[1]	(20,436)	36,295	(18,126)	(2,893)	48,310	9,683	**(1,219)**
Adj: Plus BMT LD1 initial provision (after-tax)	—	—	—	—	17,565	—	**—**
Adjusted net income (non-GAAP)	$ 114,307	$ 185,104	$ 96,648	$ 268,549	$ 288,250	$ 278,839	**$ 262,452**
Average Assets	$ 7,014,447	$ 11,477,856	$ 13,148,317	$ 14,903,920	$ 20,463,695	$ 20,203,037	**$ 20,821,071**
GAAP ROA	1.92 %	1.30 %	0.87 %	1.82 %	1.09 %	1.33 %	**1.27 %**
Core ROA (non-GAAP)	1.63 %	1.61 %	0.74 %	1.80 %	1.41 %	1.38 %	**1.26 %**

(dollars in thousands)	As of December 31, 2024
Calculation of coverage ratio including the estimated remaining credit marks:	
Coverage ratio	**1.48 %**
Plus: Estimated remaining credit marks on the acquired loan portfolios	**0.14**
Coverage ratio including the estimated remaining credit marks (non-GAAP)	**1.62 %**

[1] For details on our core adjustments for full-year 2018 through 2024 refer to each years' respective fourth quarter Earnings Release filed at Exhibit 99.1 on Form 8-K

27

Non-GAAP Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Calculation of tangible common book value per share:									
Total stockholders' equity of WSFS (GAAP)	**$ 2,671,614**	$ 2,589,752	$ 2,678,264	$ 2,489,580	$ 2,473,481	$ 2,477,636	$ 2,242,795	$ 2,314,659	$ 2,306,362
Less: Goodwill and other intangible assets	**983,882**	988,160	992,163	996,181	1,000,344	1,004,560	1,008,472	1,004,278	1,008,250
Total tangible common equity (non-GAAP)	**1,687,732**	1,601,592	1,686,101	1,493,399	1,473,137	1,473,076	1,234,323	1,310,381	1,298,112
Shares outstanding (000s)	**57,693**	58,657	59,033	59,261	60,084	60,538	60,728	61,093	61,387
Tangible common book value per share (non-GAAP)	**$ 29.25**	$ 27.30	$ 28.56	$ 25.20	$ 24.52	$ 24.33	$ 20.33	$ 21.45	$ 21.15

(dollars in thousands, except per share data)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Calculation of tangible common book value per share:								
Total stockholders' equity of WSFS (GAAP)	$ 2,205,113	$ 2,103,593	$ 2,315,360	$ 2,520,463	$ 1,939,099	$ 1,908,895	$ 1,884,054	$ 1,770,641
Less: Goodwill and other intangible assets	1,012,232	1,016,413	1,019,857	1,032,189	547,231	549,352	551,951	554,701
Total tangible common equity (non-GAAP)	1,192,881	1,087,180	1,295,503	1,488,274	1,391,868	1,359,543	1,332,103	1,215,940
Shares outstanding (000s)	61,612	61,949	63,587	64,735	47,609	47,548	47,535	47,502
Tangible common book value per share (non-GAAP)	$ 19.36	$ 17.55	$ 20.37	$ 22.99	$ 29.24	$ 28.59	$ 28.02	$ 25.60

	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Calculation of ratio of annual net charge-offs excluding Upstart to average gross loans (non-GAAP)					
Ratio of annual net charge-offs to average gross loans (GAAP)	**0.40 %**	0.44 %	0.15 %	0.21 %	0.09 %
Less: Impact of Upstart net charge-offs	**0.13**	0.15	0.04	—	—
Ratio of annual net charge-offs excluding Upstart to average gross loans (non-GAAP)	**0.27 %**	0.29 %	0.11 %	0.21 %	0.09 %

28

29 Non-GAAP Information As of March 31, (dollars in thousands) 2025 Calculation of effective AOCI: Unrealized losses on AFS securities  $ 467,752 Unrealized losses on securities transferred from AFS to HTM 73,217 Unrecognized fair value on HTM securities 107,671 Effective AOCI (non-GAAP) $ 648,640 Calculation of adjusted common equity Tier 1 capital: Common equity tier 1 capital (GAAP) $ 2,265,369 Less: Effective AOCI (non-GAAP) 648,640 Adjusted common equity tier 1 capital (non-GAAP) $ 1,616,729 Risk Weighted Assets (GAAP) $ 16,066,773 Less: Debt securities 1,035,503 Adjusted Risk Weighted Assets (non-GAAP) $ 15,031,270 Common equity Tier 1 capital (GAAP) 14.10 % Adjusted common equity Tier 1 capital ratio (non-GAAP) 10.76 % Calculation of adjusted Tier 1 leverage: Tier 1 capital (GAAP) $ 2,265,369 Less: Effective AOCI (non-GAAP) 648,640 Adjusted Tier 1 capital (non-GAAP) $ 1,616,729 Average assets (Corp) (GAAP) $ 20,289,435 Less: Average debt securities 4,841,408 Adjusted average assets (non-GAAP) $ 15,448,027 Tier 1 leverage (GAAP) 11.17 % Adjusted Tier 1 leverage (non-GAAP) 10.47 % As of March 31, (dollars in thousands) 2025 Calculation of adjusted total risk-based capital: Total risk-based capital (GAAP) $ 2,553,662 Less: Effective AOCI (non-GAAP) 648,640 Adjusted total risk-based capital (non-GAAP) $ 1,905,022 Risk Weighted Assets (GAAP) $ 16,066,773 Adjusted Risk Weighted Assets (non-GAAP) 15,031,270 Total risk-based capital (GAAP) 15.89 % Adjusted total risk-based capital ratio (non-GAAP) 12.67 % Calculation of adjusted tangible common equity to tangible assets ratio (non-GAAP): Total tangible assets (non-GAAP) $ 19,565,068 Less: Investment securities, AFS & HTM 4,554,487 Total adjusted tangible assets (non-GAAP) $ 15,010,581 Total tangible common equity (non-GAAP) $ 1,687,732 Less: Unrecognized fair value on HTM securities 107,671 Total adjusted tangible common equity (non-GAAP) $ 1,580,061 Tangible common equity to tangible assets ratio (non-GAAP) 8.63 % Tangible common equity to tangible assets ratio including effective AOCI (non-GAAP) 10.53%

30 Stockholders or others seeking information regarding the Company may call or write: WSFS Financial Corporation Investor Relations WSFS Bank Center 500 Delaware Avenue Wilmington, DE 19801 302-504-9857 stockholderrelations@wsfsbank.com www.wsfsbank.com Rodger Levenson Chairman, President and CEO 302-571-7296 rlevenson@wsfsbank.com David Burg Chief Financial Officer 302-571-6833 dburg@wsfsbank.com Andrew Basile Head of Investor Relations 215-864-3547 abasile@wsfsbank.com